SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 June 29, 1998
                        --------------------------------
                        (Date of earlier event reported)


                 Airlease Ltd., a California Limited Partnership
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             (Exact name of registrant as specified in its charter)



California                              1-9259                   94-3008908
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)



555 California Street, 4th floor, San Francisco, CA                      94104
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(Address of principal executive offices)                              (Zip Code)



                                 (415) 765-1814
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ----------------------------------------------

              On June 29, 1998, the Partnership engaged Ernst & Young L.L.P. as independent auditors of Airlease Ltd., A California Limited Partnership (the "Partnership") for the year ending December 31, 1998 and dismissed Coopers & Lybrand L.L.P. (PricewaterhouseCoopers L.L.P. after June 30, 1998.)This action was taken on the unanimous approval by the board of directors of Airlease Management Services, Inc., the general partner of the Partnership, which acted upon the recommendation of the audit committee of the board of directors. The change was made primarily to achieve efficiencies in the audit process and to reduce costs.

              Coopers & Lybrand L.L.P. were the independent auditors of the Partnership since March 21, 1994. During the two most recent fiscal years and subsequent interim period prior to June 29, 1998, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. None of the reports of Coopers & Lybrand L.L.P. on the Partnership's financial statements for any of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified as to uncertainty, audit scope or accounting principles.

              During the Partnership's two most recent fiscal years and subse-quent interim period prior to June 29, 1998, the Partnership has not consulted Ernst & Young L.L.P. regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Partnership's financial statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         -------------------------------
         FINANCIAL INFORMATION AND EXHIBITS.
         ----------------------------------


         (c) Exhibits

Exhibit Number     Description
--------------     -----------

     16 Letter to the Securities and Exchange Commission, dated July 7, 1998, from PricewaterhouseCoopers L.L.P.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP
                -----------------------------------------------
                                  (Registrant)


                                By:  Airlease Management Services, Inc.
                                     General Partner



                                /s/ RICHARD C. WALTER
                                -----------------------------------------
                                    Richard C. Walter
                                    Chief Financial Officer,
                                    Principal Accounting Officer and Director

Date: July 7, 1998